January 2006

We make forward-looking statements in this presentation which represent our expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as "believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Safe Harbor

Michael J. Coles Chairman, President & CEO

Second largest company-owned gourmet coffeehouse operator (based on number of coffeehouses) providing a unique customer experience Gourmet coffee among the fastest growing segments in the restaurant industry Significant growth opportunities Comparable coffeehouse sales Coffeehouse openings Commercial / License businesses Strong margin improvement opportunity Experienced management team successfully implementing key strategic initiatives Investment Highlights

Who We Are - Second Largest Company-Owned Coffeehouse Operator 395 coffeehouses 2000 2001 2002 2003 2004 2005 Co. Owned 152 185 203 251 306 396 License 2 7 152 185 203 251 306 395

$22 billion market in the U.S. 16% of adults consume gourmet coffee daily; 56% consume occasionally 85% of coffee is still consumed at home Source: Specialty Coffee Association of America, National Coffee Association. Coffee Industry - Large and Growing Market Specialty Coffee Experiencing High Single Digit Growth $8.4bn $9.0bn $9.6bn $7.8bn $8.0bn $8.2bn $8.4bn $8.6bn $8.8bn $9.0bn $9.2bn $9.4bn $9.6bn $9.8bn 2002 2003 2004

1990 1992 1994 1996 1998 2000 2002 2003 2004 Starbucks 84 165 425 1004 1755 2976 4574 5517 6504 Other U.S. Specialty Coffeehouses 1066 2085 3175 5696 8245 9624 10826 11883 12096 Source: Specialty Coffee Association of America and SEC filings. (1) Reflects Starbucks locations in U.S. and Canada. Coffeehouses are the Pub of the 21st Century Among fastest growing segments in the restaurant industry 1,150 2,250 3,600 6,700 10,000 12,600 15,400 17,400 18,600

Accelerating New Coffeehouse Openings New Company-Owned Coffeehouses 2000 22 2001 38 2002 24 2003 50 2004 57 2005A 86 2006E 95* *Mid-point of Guidance Issued January 11, 2006

386 company-owned coffeehouses in 15 states and the District of Columbia (171) (59) (26) (34) (17) (21) (10) 1992 1994 1995 1996 2001 2004 2005 Market Expansion (5) (3) (5) Markets Minnesota Illinois Ohio Michigan North Carolina Georgia Maryland Wisconsin Virginia Washington, D.C. Pennsylvania Iowa North Dakota Nebraska Colorado Indiana (10) Washington D.C. (6) (4) (3) (11) Limited Footprint Provides Significant Growth Opportunity (1)

Grocery Stores & Mass Merchandisers Office Coffee Providers Airlines Hotels Sports & Entertainment Venues College Campuses St. Lawrence College Compelling Commercial Business Opportunity

Strategic Partners

Experienced Management Team Driving Improving Performance Name Position Years of Experience Years at Caribou Michael Coles CEO 40+ 2 George Mileusnic CFO 27 4 Amy O'Neil SVP, Store Operations 12 12 Janet Astor VP, Real Estate & Store Development 17 1 Henry Stein VP, Business Development & Commercial Sales 25 2 Kathy Hollenhorst VP, Marketing 20 <1 Chris Rich VP, Franchising 20 <1

Caribou is Preferred over Starbucks Taste / Flavor 30% 24% Service / Atmosphere 29% 14% Selection / Variety 20% 20% Convenience 19% 40% Source: 2004 AAU Study for all markets in which both have coffeehouses. Preference of customers who have visited both in last twelve months

Tremendous Potential to Enhance Brand Awareness 44% unaided awareness 78% aided awareness 52% have tried Caribou 99% unaided awareness 100% aided awareness 93% have tried Starbucks Source: Strohmaier Consumer Insights, Attitude and Usage study, June 2004 AAU Study. Note: Study conducted in all markets where Caribou had store locations. Minneapolis Preference: Caribou 58% Starbucks 22% Common Markets:

The "True" Battlefield

The Caribou Equation Product Environment Service Experience Factor

Sourcing Only the highest grade of arabica coffee beans Rainforest Alliance Fair Trade Blending Roastmasters create custom blends Roasting and Packaging Craft roasting in small batches to optimize flavor profile Valve technology ensures freshness Brewing High standards for in-store brewing Strict freshness policy Product: Selection and Preparation

Caramel drizzle Whipped cream 2 parts steamed milk 1 part espresso Caramel syrup Caramel High Rise(tm) Sweet. Gooey. Not recommended by 4 out of 5 dentists. Secret ingredient from the frozen tundra Ice Coffee or espresso Coffee or Espresso Cooler Stay cool with our version of central air conditioning. 1 part espresso Cocoa Caramel syrup 2 parts steamed milk Chocolate, caramel and peanut candy bits Caramel drizzle Whipped cream Turtle Mocha It's coffee. It's dessert. It's multi-tasking. Mint bits Whipped cream 2 parts steamed milk 1 part espresso Cocoa Mint syrup Mint Condition(r) A delicious blend of mint, espresso, cocoa and whipped cream. Wake up with minty- fresh breath. 2 part steamed milk Latte Take the edge off the a.m. with this silky smooth blend. 1 part espresso Hot Cocoa Rich, premium cocoa to warm you from head to toe. Not just for kids anymore Chocolate shavings Whipped cream Steamed milk Real premium chocolate Product: Selected Drink Offerings

Product: Selected 'Bou Gourmet Offerings 'Bou Gourmet rolled-out nationally on August 1, 2005 High quality food that complements store image & premium quality beverages Proprietary recipes and a more diversified food product offering is driving increased coffeehouse sales Cinnamon Roll Popover French Toast Muffin [Image to Come] Cinnamon Chip Scone Blueberry Muffin

Environment Mountain lodge environment: fireplaces, wood beams and earth tones Comfortable for in-store relaxation or high-level meetings and efficient for fast take-away Wireless Internet access and kids' corner in many locations

Meeting Our Customers' Expectations Exceeding Our Customers' Expectations Service: "BAMA" "An experience that makes the day better" Be Excellent, Not Average Act with Urgency Make a Connection Anticipate Needs

The Tipping Point 2000 2005 2004 2003 2002 2001 Annual Comparable Coffeehouse Sales Trends

George Mileusnic Chief Financial Officer

Financial Overview

Accelerated growth reflected in financial performance Strong momentum in comparable coffeehouse sales growth Accelerating new coffeehouse openings Margin improvement Financial Highlights Balance sheet to support growth (with significant liquidity)

Margin Improvement Key Drivers Positive Comps Purchasing Leverage Supply Chain efficiencies Includes dilutive impact of new stores (1) Before depreciation, G&A, opening expenses, closing expenses and minority interest. ($ millions)

2000 2001 2002 2003 2004 2005 Est* $ 9.1 11.3 11.8 11.6 14.4 16.8 Net Sales Adjusted EBITDA* 2000 2001 2002 2003 2004 2005 Est* $ 87.9 100.9 108 123.7 160.9 191.3 ($ in millions) ($ in millions) Net Sales and EBITDA Growth CAGR: +12% +27% 2000 - 2003 2003 - 2005E +8% +20% 2000 - 2003 2003 - 2005E **2005 Est. = External Analyst Consensus Estimates *See the Company's S-1 and related amendments at www.cariboucoffee.com for a reconciliation of fiscal year 2000 to 2004 net loss to Adjusted EBITDA

Net Income Impacted by Accelerated Growth ($ millions) 9M 2000 2001 2002 2003 2004 10/2/2005 General & Administrative Expense ($12.6) ($9.6) ($10.3) ($12.3) ($15.5) ($17.2) Adjusted EBITDA $9.1 $11.3 $11.8 $11.6 $14.4 $11.2 Depreciation & Amortization / Other (2) (9.6) (7.0) (8.1) (11.8) (15.3) (13.9) EBIT (0.4) 4.2 3.7 (0.2) (0.9) (2.7) Net Income / (Loss) ($1.9) $3.2 $3.1 ($0.9) ($2.1) ($4.3) CapEx $8.6 $15.3 $12.2 $20.7 $32.4 $23.0 Total Stores (3) 152 185 203 251 306 348 (2) Includes one time non recurring expenses excluded from adjusted EBITDA (3) Open at end of period. (1) (1) See the Company's S-1, related amendments and 10Q at www.cariboucoffee.com for a reconciliation of fiscal year 2000 through October 2, 2005 net loss to Adjusted EBITDA

($ in 000s) Unit Level Economics Year 1 (Months 13th -24th) 17% Year 2 (Months 25th - 36th) 7% Year 3 2 - 4% Capital Expenditures (Net of Tenant Improvements) $340 - $415 Initial Inventory $10 Total $350 - $425 Year 3 Cash-on-Cash ROI ~30% Year 3 Store Performance Investment Average Store Payback 4 - 5 Years Comparable Coffeehouse Sales $550 - $650 Store-Level Cash Flow Margin Sales Year 3 Contribution $90 - $130 17% - 20%

Balance Sheet to Support Growth Cash - approximately $40 million Credit Facility - $60 million available Balance Sheet as of October 2, 2005

2006 Annual Guidance Coffeehouse Openings Company-Owned 90 - 100 Licensed 15 - 20 Comparable Coffeehouse Sales 3 - 7% Adjusted EBITDA* $20 - $22 million Earnings per Share ($0.10) - ($0.20) *Net loss for the full fiscal year is estimated to be in the range of ($2.0) million to ($3.8) million. Interest income, interest expense, taxes, depreciation and amortization for the full fiscal year are estimated to be $24.0 million. Adjusted EBITDA for the full year is estimated to be in the range of $20 million to $22 million.

Second largest company-owned gourmet coffeehouse operator (based on number of coffeehouses) providing a unique customer experience Gourmet coffee among the fastest growing segments in the restaurant industry Significant growth opportunities Comparable coffeehouse sales Coffeehouse openings Commercial / License businesses Strong margin improvement opportunity Experienced management team successfully implementing key strategic initiatives Investment Highlights